Exhibit 10.47

EXECUTION COPY

AMENDMENT NO. 1

Dated as of May 2, 2014

to

CREDIT AGREEMENT

Dated as of May 30, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of May 2, 2014 by and among Littelfuse, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Agent (the “Agent”), under that certain Credit Agreement dated as of May 31, 2013 by and among the Borrower, the Lenders and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Agent agree to make certain modifications to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent hereby agree to enter into this Amendment.

1.     Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)     Section 2.08 of the Credit Agreement is amended to delete in its entirety the reference to “(rounded upwards, if necessary, to the next 1/16 of 1%)” appearing therein.

2.     Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Agent, (ii) the Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Guarantors and (iii) the Agent shall have received payment and/or reimbursement of the Agent’s and its affiliates’ reasonable fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Agent) in connection with this Amendment.

3.     Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)     This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enhancement of creditors’ rights generally and by general principles of equity.

(b)     As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement (as amended hereby) or any other Loan Document are true and correct in all material respects (or in all respects to the extent the applicable representation and warranty is qualified by materiality or Material Adverse Effect) (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a), (b) and (c) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of Section 6.01 of the Credit Agreement).

4.     Reference to and Effect on the Credit Agreement.

(a)     Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)     Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)     Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)     This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.     Governing Law. and Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LITTELFUSE, INC.,
as the Borrower

By:	/s/ Arif Ahmed
Name: Arif Ahmed
Title: Director, Corporate Development and Treasurer

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swing Line Lender, as the L/C Issuer and as Agent

By:	/s/ Suzanne Ergastolo
Name: Suzanne Ergastolo
Title: Vice President

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Daniel R. Petrik
Name: Daniel R. Petrik
Title: Senior Vice President

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Edmund H. Lester
Name: Edmund H. Lester
Title: Senior Vice President

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William J. Browne
Name: William J. Browne
Title: Senior Vice President

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Murtuza Ziauddin
Name: Murtuza Ziauddin
Title: 2nd Vice President

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Edward McGuire
Name: Edward McGuire
Title: Managing Director

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:	/s/ John Malloy
Name: John Malloy
Title: Senior Vice President

 Signature Page to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Credit Agreement with respect to that certain Credit Agreement dated as of May 31, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Littelfuse, Inc., a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Agent (the “Agent”), which Amendment No. 1 to Credit Agreement is dated as of May 2, 2014 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated May 2, 2014

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

COLE HERSEE COMPANY By: /s/ Philip Franklin Name: Philip Franklin Title: Vice President and Treasurer
SYMCOM, INC. By: /s/ Philip Franklin Name: Philip Franklin Title: Vice President and Treasurer
SSAC, LLC By: /s/ Philip Franklin Name: Philip Franklin Title: Vice President and Treasurer
SC BUILDING, LLC By: /s/ Philip Franklin Name: Philip Franklin Title: Vice President and Treasurer
LFUS, LLC By: /s/ Philip Franklin Name: Philip Franklin Title: Manager
HAMLIN, INCORPORATED By: /s/ Philip Franklin Name: Philip Franklin Title: Vice President and Treasurer

 Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Credit Agreement dated as of May 30, 2013

Littelfuse, Inc.